UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

AmREIT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35609	20-8857707
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

8 Greenway Plaza, Suite 1000, Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

(713) 850-1400
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

          On April 29, 2014, AmREIT, Inc. (the “Company”) issued a press release announcing its financial and operating results and made available supplemental information concerning the ownership, operations and portfolio of the Company for the quarter ended March 31, 2014. A copy of the press release including such supplemental information is being furnished as Exhibit 99.1 hereto.

          As set forth in the press release, the Company will hold a first quarter earnings conference call on Wednesday, April 30, 2014, at 10:00 a.m. Central Standard Time (11:00 a.m. Eastern Standard Time). Participants may call 1-888-317-6016 approximately 10 minutes before the scheduled start time to participate in the conference call. The conference call will be recorded and a replay of the call will be available via webcast shortly after the call concludes. The conference call will also be webcast live at www.amreit.com and can be accessed under the Investors tab of the Company’s website. The complete earnings release will be located under the Investors tab of the Company’s website. A telephonic replay of the conference call will be available for 14 days following the conference call. To access the telephonic replay of the conference call, dial 1-877-344-7529 and enter passcode 10043694.

          The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under 1934 Act or the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 29, 2014, of the Company

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmREIT, Inc.

Date: April 29, 2014	By:	/s/ Chad C. Braun
Chad C. Braun
Executive Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 29, 2014, of the Company